Exhibit 99.1

April 6, 2007

BY FACSIMILE AND HAND DELIVERY

The Peoples BancTrust Company, Inc.

310 Broad Street

Selma, Alabama 36701

Attention:	M. Scott Patterson
Secretary

Re:	Nominees for Election to the Board of Directors of the Peoples BancTrust Company, Inc. (the “Company”)

Ladies and Gentlemen:

Richard Plant Morthland, Mary Ann Morthland Patterson and Endurance Capital Investors, L.P., hereby give notice, in accordance with Section 1.7(A) of the Company’s bylaws, that they nominate the following persons for election to the Board of Directors of the Company (the “Nominees”):

1.	George A. Needham.

2.	George P. Walthall Jr.

3.	Gary E. Fuller.

4.	Rickman E. Williams, Jr.

5.	Kenneth D. Chesser.

6.	Kaye F. Williams.

7.	William P. Walker.

8.	Barry R. Holt.

9.	Bobby J. Leach.

Information regarding each of the Nominees and their consents to being nominated and serving as directors of the Company are contained in the letters and other materials attached hereto as Exhibit A.

Richard Plant Morthland is the beneficial owner of 674,963.34 shares of common stock of the Company, and his address is 807 Cahaba Road, Selma, Alabama 36701. Mary Ann Morthland Patterson is the beneficial owner of 191,911 shares of common stock of the Company, and her address is 209 Church Street, Selma, Alabama 36701. Endurance Capital Investors, L.P., beneficially owns

567,588 shares of the common stock of the Company (of which 280,379 shares are held of record by Endurance Capital), and its business address is 405 Lexington Avenue, 26th Floor, New York, New York 10174. These nominations are also supported by Ann Plant Morthland, Martin Plant Morthland, William Plant Morthland, William Marshall Patterson, III, Ann Patterson Powell, Endurance Partners LLC and Edwin H. Yeo, III (collectively with the undersigned, the “Concerned Stockholders”).

Please acknowledge receipt of this letter by signing the enclosed copy of this letter in the place indicated below and return to us in the stamped, self-addressed envelope enclosed for your convenience.

Very truly yours,

Richard Plant Morthland

Mary Ann Morthland Patterson

Endurance Capital Investors, L.P.

By:	Endurance Partners, LLC

By:
Edwin H. Yeo, III
Managing Member

Receipt of a signed copy of

this letter on April     , 2007

is hereby acknowledged by:

THE PEOPLES BANCTRUST COMPANY, INC.

By:
Name:
Title:

EXHIBIT A

INFORMATION REGARDING THE NOMINEES

Set forth below is the name, age, business address and personal address of each of the Concerned Stockholders’ Nominees. The principal occupation of each nominee and the class and number of shares beneficially owned by each nominee is set forth on the attachments with respect to each nominee.

1.	George A. Needham
Age: 71
Business Address: Same as residence
Residence Address:
127 Deep Woods Circle
Valley Grandé, Alabama 36701

2.	George P. Walthall Jr.
Age: 59
Business Address:
125 West Main Street
Prattville, Alabama 36067
Residence Address:
216 Evergreen Street
Prattville, Alabama 36067

3.	Gary E. Fuller
Age: 53
Business Address:
65 Blount Avenue
Eclectic, Alabama 36024
Residence Address:
1412 Trillium West Pkway
Eclectic, Alabama 36024

4.	Rickman E. Williams, Jr.
Age: 58
Business Address:
1013 Medical Center Pkway
Selma, Alabama
Residence Address:
195 Deer Ridge Drive
Selma, Alabama 36701

5.	Kenneth D. Chesser
Age: 61
Business Address: Same as residence
Residence Address:
355 Lakeview Drive
Georgiana, Alabama 36033

6.	Kaye F. Williams
Age: 45
Business Address:
818 18th Street N.W.
Washington, DC 20006
Residence Address:
909 N. Quaker Lane
Alexandria, Virginia 22302

7.	William P. Walker
Age: 72
Business Address: Same as residence
Residence Address:
224 Quail Lane
Dadeville, Alabama 36853

8.	Barry R. Holt
Age: 47
Business Address:
8232 Old Federal Road
Montgomery, Alabama 36117
Residence Address:
7532 Lakeridge Drive
Montgomery, Alabama 36117

9.	Bobby J. Leach
Age: 48
Business Address:
12772 Montevallo Road
P. O. Box 160
Brierfield, Alabama 35035
Residence Address:
363 Cahawba Drive
Centreville, Alabama 35042

1.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of its associates, in any matter to be acted upon, other than elections to office:

See the answers in subparts b. through m. below.

b.	(b)(1)(i) Name and business address of the participant

Kaye F. Williams

909 N. Quaker Lane

Alexandria, Virginia 22302

c.	(b)(1)(ii) Participant’s present principal occupation or employment

Legislative Consultant

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

141.8366 shares of common stock (held of record by Fred D. Williams, III).

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

None.

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

Date	Bought	Sold	Price
6/15/05	.6944		$15.47
9/12/05	.6953		$15.52
12/13/05	.6540		$16.81
3/13/06	.9065		$18.22
6/12/06	.8536		$19.48
9/12/06	.8650		$19.34
12/13/06	.7675		$21.82
3/13/07	.8005		$22.90

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

None.

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

None.

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K (related party transactions)

None.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

None.

2.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above. In addition, none of the shares listed above have been pledged or otherwise deposited as collateral, nor are they subject to any voting trust or similar agreement or any contract providing for the sale or other disposition of such shares. None of the securities listed above are issuable pursuant to the exercise of options. Other than as described above, no other person or entity has acted together with the nominee in acquiring, holding or disposing of the shares.

3.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

Kaye F. Williams (age 45) is a senior attorney with expertise that includes legislative strategy and relations, SEC rules and regulations, and public policy advocacy. Ms. Williams was a staff attorney in the SEC’s Division of Enforcement from 1988 to 1990, and Legal Counsel to SEC Commissioner Richard Y. Roberts from 1990 to 1993. Ms. Williams was Assistant General Counsel and Assistant Vice President of the Securities Industry Association from 1993 to 1996, and then was the Director of the Office of Legislative Affairs at the SEC from 1996 to 1998. From 1998 to April 2003, Ms. Williams held positions at Prudential Financial, first as a Consultant on Financial Services and then as Vice President, External Affairs. Ms. Williams has a BA in Politics and Public Policy from Goucher College, and a JD from Georgetown University Law Center.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

None.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Ms. Williams does not qualify as an audit committee financial expert.

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Ms. Williams meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.

4.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of its associates, in any matter to be acted upon, other than elections to office:

See the answers in subparts b. through m. below.

b.	(b)(1)(i) Name and business address of the participant

William P. Walker

224 Quail Lane

Dadeville, Alabama 36853

c.	(b)(1)(ii) Participant’s present principal occupation or employment

Banker.

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

None.

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

N/A

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

N/A

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

N/A

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

None.

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K (related party transactions)

None.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

None.

5.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above.

6.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

William P. Walker (age 72) has thirty years of experience in banking, including as President & CEO of Auburn National Bank from 1984 to 1990, as Chairman, President & CEO of City National Bank of Dothan from 1969 to 1982, and earlier he held various positions with First National Bank of Tuskaloosa, Planters & Merchants Bank, Uniontown, and First National Bank of Birmingham. From 1995 to 2004, Mr. Walker served on Aliant Bank’s Tallapoosa Regional Advisory Board, and he is currently a director and executive committee member of RHA Companies, Inc., an Atlanta based healthcare and housing company. Mr. Walker was also the founding director and was instrument in establishing the Alabama Banking School at the University of South Alabama, leading it for 5 years and serving on the faculty for another 10. He was also President and school director of the Graduate School of Banking of the South at LSU and a faculty member for more than 20 years. Mr. Walker has also been on the faculties of Stonier Graduate School of Banking at Rutgers University, Pacific Coast Banking School, and Mississippi Banking School. Mr. Walker is a graduate of the University of Alabama and of the Graduate School of Banking at LSU.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

None.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Mr. Walker does not qualify as an audit committee financial expert.

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Mr. Walker meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.

7.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of its associates, in any matter to be acted upon, other than elections to office:

See the answers in subparts b. through m. below.

b.	(b) (1) (i) Name and business address of the participant

Barry R. Holt

8230 Old Federal Road

Montgomery, Alabama 36117

c.	(b)(1)(ii) Participant’s present principal occupation or employment

Certified Public Accountant

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

6,820 shares

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

None.

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

None.

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

None.

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

Hope Hardy Holt: 62,352 shares

Hope Hardy Holt, custodian for Barry Reid Holt Jr.: 11,449 shares

Hope Hardy Holt, custodian for Sidney Caroline Holt: 26,849 shares

Ms. Holt’s address is:

8230 Old Federal Road

Montgomery, Alabama 36117

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K (related party transactions

None.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

None.

8.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above. In addition, none of the shares listed above have been pledged or otherwise deposited as collateral, nor are they subject to any voting trust or similar agreement or any contract providing for the sale or other disposition of such shares. None of the securities listed above are issuable pursuant to the exercise of options. Except as set forth above, no other person or entity has acted together with the nominee in acquiring, holding or disposing of the shares.

9.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

Barry R. Holt (age 47) has been the Manager of the Certified Public Accounting Firm of Hall, Holt, McDuffee, & Ramsey, LLC from 1997 to present. Hall, Holt, McDuffee & Ramsey, LLC is a full service public accounting firm providing accounting, auditing, tax employee benefit, estate and consulting services to clients through out the Southeastern United States. Mr. Holt received a BS in Business Administration (Accounting) from Auburn University in 1987 and a Juris Doctor degree from Jones School of Law in 1994. Mr. Holt was admitted to practice law in Alabama in 1994. Mr. Holt is a native of Selma, Alabama and a graduate of John T. Morgan Academy.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

None.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable.

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Mr. Holt qualifies as an audit committee financial expert.

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Mr. Holt meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.

10.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of its associates, in any matter to be acted upon, other than elections to office:

See the answers in subparts b. through m. below.

b.	(b) (1) (i) Name and business address of the participant

Bobby J. Leach

363 Cahawba Drive

Centreville, Alabama 35042

c.	(b)(1)(ii) Participant’s present principal occupation or employment

Business Manager

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

7,591 shares (including 7,158 shares held jointly with Mr. Leach’s wife, Lynn D. Leach and 433 shares held by Mr. Leach through the Bank’s Employee Stock Ownership Program).

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

None.

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

Date	Bought	Sold	Price
6/15/05	49.2422		$15.47
9/12/05	49.4625		$15.52
12/13/05	45.9458		$16.81
6/12/06	43.8208		$19.48
6/14/06	.451		$19.73

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

None.

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

None.

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K (related party transactions

None.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

None.

11.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above. In addition, none of the shares listed above have been pledged or otherwise deposited as collateral, nor are they subject to any voting trust or similar agreement or any contract providing for the sale or other disposition of such shares. None of the securities listed above are issuable pursuant to the exercise of options. Except as set forth above, no other person or entity has acted together with the nominee in acquiring, holding or disposing of the shares.

12.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

Bobby J. Leach (age 48) has been the Business Manager for Cahaba Timber Company, in Brierfield, Alabama, since 2003. Mr. Leach was the Regional President of Bibb County Division of the Bank from 1997 until 2003. Prior to joining the Bank, Mr. Leach was the Regional President for First Bank & Trust in Grove Hill, Alabama, from 1994 to 1997. Mr. Leach has served on the Bank’s Advisory Board for Bibb County since 1997.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

None.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable.

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Mr. Leach does not qualify as an audit committee financial expert.

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Mr. Leach meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.

13.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of his or her associates, in any matter to be acted upon, other than elections to office:

See the answers in subparts b. through m. below.

b.	(b) (1) (i) Name and business address of the participant

George A. Needham

127 Deep Woods Circle

Valley Grande, Alabama 36701-0416

c.	(b)(1)(ii) Participant’s present principal occupation or employment

Private investor.

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

500 shares of common stock.

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

None.

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

Date	Bought	Sold	Price
10/17/05	800		$17.06
12/14/05	4.83		$18.21
3/14/06	5.28		$18.29
5/15/06	200		$19.44
6/13/06	6.14		$19.74
6/29/06	200		$21.00
7/3/06	100		$21.00
7/18/06		300	$22.90
		1016	$22.91
12/1/06	100		$19.25
12/4/06	300		$19.25
1/18/07		400	$25.50
4/5/07	500		$19.25

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

None.

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

None.

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K

None.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

None.

14.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above. In addition, none of the shares listed above have been pledged or otherwise deposited as collateral, nor are they subject to any voting trust or similar agreement or any contract providing for the sale or other disposition of such shares. None of the securities listed above are issuable pursuant to the exercise of options. No other person or entity has acted together with the nominee in acquiring, holding or disposing of the shares.

15.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

   None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

George Needham (age 71) retired from Motorola, Inc. (NYSE: MOT) in December 1990 after 30 years of service and is currently a private investor. Mr. Needham held a variety of managerial positions at Motorola, a leading broadband and wireless communications company, including Corporate Vice President and General Manager- Final Manufacturing and Equipment Engineering Group. Mr. Needham also served as President and Chief Executive Officer of American Fine Wire Corporation from January 1991 to January 1993. American Fine Wire Corporation manufactures gold and aluminum bonding wire for the electronics industry. From August 2004 to January 2007, Mr. Needham served as a consultant and a Vice Chairman of the Board of American Rubber Technologies, a company that manufactures playground, driveway, and arena surfacing products from recycled tires. Mr. Needham also sits on the boards of several civic organizations. Mr. Needham received his B.S. in General Engineering from the University of Portland.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

None.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Mr. Needham does not qualify as an audit committee financial expert.

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Mr. Needham meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.

16.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of his or her associates, in any matter to be acted upon, other than elections to office:

   See the answers in subparts b. through m. below.

b.	(b) (1) (i) Name and business address of the participant

   Rickman E. Williams, Jr.

   P.O. Box 485

   Selma, Alabama 36702

c.	(b)(1)(ii) Participant’s present principal occupation or employment

   Dentist.

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

   No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

   8,000 shares of common stock held in a joint account with Elizabeth R. Williams.

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

   None.

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

Date	Bought	Sold	Price
12/29/05	411		$19.57

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

   None.

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

   No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

   None.

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

   None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K

   None.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

   None.

17.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above. In addition, none of the shares listed above have been pledged or otherwise deposited as collateral, nor are they subject to any voting trust or similar agreement or any contract providing for the sale or other disposition of such shares. None of the securities listed above are issuable pursuant to the exercise of options. Except as described above, no other person or entity has acted together with the nominee in acquiring, holding or disposing of the shares.

18.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

   None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

Rickman E. Williams, Jr. (age 58) has owned and operated a private dental practice for over 30 years.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

None.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Dr. Williams does not qualify as an audit committee financial expert.

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Dr. Williams meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.

19.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of his or her associates, in any matter to be acted upon, other than elections to office:

See the answers in subparts b. through m. below.

b.	(b) (1) (i) Name and business address of the participant

Kenneth D. Chesser

355 Lakeview Drive

Georgiana, Alabama 36033

c.	(b)(1)(ii) Participant’s present principal occupation or employment

Business owner.

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

10,900 shares of common stock.

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

None.

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

Date	Bought	Sold	Price
7/10/06		2000	$23.955
9/14/06		567	$19.89
9/15/06		4433	$20.02

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

None.

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

   No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

   None.

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

   None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K

Mr. Chesser obtained a loan from the Bank in the amount of $125,000. The note is secured by land. The note currently bears interest at a rate of 6.78% and is currently outstanding.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

   None.

20.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above. In addition, none of the shares listed above have been pledged or otherwise deposited as collateral, nor are they subject to any voting trust or similar agreement or any contract providing for the sale or other disposition of such shares. None of the securities listed above are issuable pursuant to the exercise of options. No other person or entity has acted together with the nominee in acquiring, holding or disposing of the shares.

21.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

   None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

Kenneth D. Chesser (age 61) has been the CEO and owner of KC Land and Cattle, a land and development company, since 1988. In addition, Mr. Chesser has been the President and CEO of Chesser and Hugghins, Inc., a trucking and construction company, for the last 25 years. Mr. Chesser has also been Vice President of Georgiana Construction Company, a commercial construction company, since 1991. Mr. Chesser has served on the Butler County Advisory Board of the Bank for the past 8 years.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

Mr. Chesser obtained a loan from the Bank in the amount of $125,000. The note is secured by land. The note currently bears interest at a rate of 6.78% and is currently outstanding.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable.

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Mr. Chesser does not qualify as an audit committee financial expert.

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Mr. Chesser meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.

22.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of its associates, in any matter to be acted upon, other than elections to office:

   See the answers in subparts b. through m. below.

b.	(b) (1) (i) Name and business address of the participant

   Gary E. Fuller

   P.O. Box 240730

   Eclectic, Alabama 36024

c.	(b)(1)(ii) Participant’s present principal occupation or employment

   President of Fuller Warehouse & Gin, Inc.

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

   No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

   41,787.1521 shares, owned as follows:

   11,528.1521 shares of common stock held by Fuller Warehousing & Gin, Inc.

   550 shares held by Mr. Fuller in an IRA Account

   2209 shares held by Mr. Fuller

   27,500 shares held by the Maris S. Fuller Family Trust, for which Mr. Fuller is co-Trustee.

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

   6540.1276 shares held as custodian for Chad W. Fuller.

   5123.4696 shares held as custodian for Gina M. Fuller.

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

Date	Bought	Sold	Price
03/15/05	67.7859		$17.673
06/15/05	77.9406		$15.466
09/12/05	78.2324		$15.518
12/13/05	72.7225		$16.812
03/13/06	73.6695		$18.223
06/12/06	69.3589		$19.483
09/12/06	70.2952		$19.342
12/13/06	62.3868		$21.929
03/13/07	65.0771		$22.899

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

   None.

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

   No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

   2,240 shares owned by Tessie C. Fuller

   9,306.1276 shares owned by Chad W. Fuller (including the 6540.1276 shares listed in subpart f. above)

   7,889.4696 shares owned by Gina M. Fuller (including the 5123.4696 shares listed in subpart f. above)

   The address of Tessie C. Fuller, Chad W. Fuller and Gina M. Fuller is:

   P.O. Box 240730

   Eclectic, Alabama 36024

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

   None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K (related party transactions

Mr. Fuller and his wife have entered into a loan from the Bank for the purchase of a home and land in the aggregate principal amount of $449,993, of which $449,933 remains outstanding. The loan bears interest at a rate of Prime minus 0.50%.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

   None.

23.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above. In addition, none of the shares listed above have been pledged or otherwise deposited as collateral, nor are they subject to any voting trust or similar agreement or any contract providing for the sale or other disposition of such shares. None of the securities listed above are issuable pursuant to the exercise of options. Except as set forth above, no other person or entity has acted together with the nominee in acquiring, holding or disposing of the shares.

24.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

   None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

Gary E. Fuller (age 53) is, and has been for the past 10 years, the President of Fuller Warehouse & Gin, Inc., a private company that provides warehousing and trucking services and logistics in the Southeastern United States. Mr. Fuller also has served on the Tallassee Advisory Board for the Bank since 1998.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

Mr. Fuller and his wife have entered into a loan from the Bank for the purchase of a home and land in the aggregate principal amount of $449,993, of which $449,933 remains outstanding. The loan bears interest at a rate of Prime minus 0.50%.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Mr. Fuller does not qualify as an audit committee financial expert.

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Mr. Fuller meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.

25.	Item 5. Interest of Certain Persons in Matters to be Acted Upon

a.	(a)(1)-(4) Substantial interest, either direct or indirect, of each nominee for director, and each of his or her associates, in any matter to be acted upon, other than elections to office:

See the answers in subparts b. through m. below.

b.	(b)(1)(i) Name and business address of the participant

George P. Walthall Jr.

125 West Main Street

Prattville, Alabama 36067

c.	(b)(1)(ii) Participant’s present principal occupation or employment

Attorney.

d.	(b)(1)(iii) Whether or not, during the past 10 years, the participant has been convicted in a criminal proceeding

No.

e.	(b)(i)(iv) the amount of each class of securities which the participant owns beneficially, directly or indirectly

5,302.4571 shares of common stock. 2077.7094 shares are held by Mr. Walthall and 3224.7477 shares are held through Walthall Family Partnership II Ltd.

f.	(b)(i)(v) the amount of securities of each class of securities which the participant owns of record but not beneficially

None.

g.	(b)(i)(vi) with respect to all securities of the registrant purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date

Date	Bought	Sold	Price
6/15/05	76.3223		$15.46
9/12/05	76.6072		$15.52
12/13/05	71.2112		$16.81
3/13/06	109.944		$18.22
6/12/06	103.5113		$19.48
9/12/06	104.863		$19.34
12/13/06	93.0388		$21.93
3/13/07	89.7217		$22.89

h.	(b)(i)(vii) The source and amount of funds borrowed to purchase securities listed in (b)(i)(vi)

None.

i.	(b)(i)(viii) Whether the participant is, or was within the past year, a party to any contract, arrangements or understandings with respect to any securities of the registrant

No.

j.	(b)(i)(ix) The amount of securities owned beneficially, directly or indirectly, by each of the participant’s associates and the name and address of each such associate

None.

k.	(b)(i)(x) The amount of each class of securities of any parent or subsidiary of the registrant which the participant owns beneficially, directly or indirectly

None.

l.	(b)(i)(xi) The information required by Item 404(a) of Regulation S-K

None.

m.	(b)(1)(xii) Whether the participant or any associates of the participant have any arrangement or understanding with any person: (a) with respect to any future employment by the registrant or its affiliates; or (b) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party; and if so, describe such transactions

None.

26.	Item 6. Voting Securities and Principal Holders Thereof

a.	The information required by Item 403 of Regulation S-K

See the answers in Part 1.d. through g. above. In addition, none of the shares listed above have been pledged or otherwise deposited as collateral, nor are they subject to any voting trust or similar agreement or any contract providing for the sale or other disposition of such shares. None of the securities listed above are issuable pursuant to the exercise of options. Except as described above, no other person or entity has acted together with the nominee in acquiring, holding or disposing of the shares.

27.	Item 7. Directors and Executive Officers (information required need be furnished only as to nominees)

a.	(a) The information required by Instruction 4 to Item 103 of Regulation S-K (legal proceedings)

None.

b.	(b) The information required by:

i.	Item 401 of Regulation S-K (biographical information):

George P. Walthall Jr. (age 59) has had an active law practice in Prattville, Alabama since 1975 and served on the Prattville City Council for 8 years. He also served as the Municipal Court Judge for Prattville for 15 years and Autaugaville for 2 years. Mr. Walthall has a staff of 6, and his areas of practice include real estate matters, domestic relations and family law, corporate and business matters, personal injury cases and criminal cases. Mr. Walthall is involved in various church, social and civic activities, and he has been on a local advisory board for the Bank for over 10 years. Mr. Walthall received a Bachelor’s Degree in Business from the University of Alabama in 1969, and following his service in Vietnam as a 2nd lieutenant in the United States Army, Mr. Walthall received his Law Degree from the University of Alabama and was admitted to the Alabama State Bar in 1974.

ii.	Item 404(a) of Regulation S-K (transactions with related persons)

None.

iii.	Item 404(b) of Regulation S-K (approval of related party transactions)

Not applicable

iv.	Item 405 of Regulation S-K (compliance with Section 16 of the Exchange Act)

Not applicable.

v.	Item 407(d)(4) of Regulation S-K (audit committee disclosures)

Not applicable.

vi.	Item 407(d)(5) of Regulation S-K (audit committee financial expert)

Mr. Walthall does not meet the definition of an “audit committee financial expert.”

c.	(c) The information required by Item 407(a) of Regulation S-K (director independence)

Mr. Walthall meets the independence requirements contained in the National Association of Securities Dealers (“NASD”) listing standards.

d.	(d) The information required by:

i.	Item 407(b) of Regulation S-K (board meetings and committees)

Not applicable.

ii.	Item 407(c)(1) and (2) of Regulation S-K (nominating committee disclosures)

Not applicable.

iii.	Item 407(d)(1), (2) and (3) of Regulation S-K (audit committee disclosures)

Not applicable.

iv.	Item 407(e)(1), (2) and (3) (compensation committee disclosures)

Not applicable.